UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2004


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                            027455                  58-2422929
(State or other                (Commission File Number)       (IRS Employer
  jurisdiction of                                             Identification
  incorporation)                                                  Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700               30303
Atlanta, Georgia

(Address of principal executive offices)                       (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)







Item 5.           Other Events

         On April 12, 2004, AirGate PCS, Inc., a Delaware corporation, issued a press release announcing that Barbara L. Blackford, vice president, general counsel and corporate secretary, has resigned from the Company to become general counsel of Superior Essex Inc. The Press Release is attached hereto as exhibit
99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         Exhibit No.                          Description
         -----------                          -----------

            99.1 Press Release, dated April 12, 2004, issued by AirGate PCS, Inc. to announce that Barbara L. Blackford, vice president, general counsel and corporate secretary, has resigned from the Company to become general counsel of Superior Essex Inc.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AIRGATE PCS, INC. (Registrant)


Date: April 13, 2004                          By:   /s/ Thomas M. Dougherty
                                              Name: Thomas M. Dougherty
                                              Title:President and Chief
                                                     Executive Officer






                                  EXHIBIT INDEX

         Exhibit No.                               Description
         -----------                               -----------

            99.1 Press Release, dated April 12, 2004, issued by AirGate PCS, Inc. to announce that Barbara L. Blackford, vice president, general counsel and corporate secretary, has resigned from the Company to become general counsel of Superior Essex Inc.